UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
SOLAR POWER, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
To the Shareholders of Solar Power, Inc.:
          You are cordially invited to attend an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”) to be held at 10:00 a.m. (PDT), on Wednesday, May 13, 2009, at Solar Power, Inc. Corporate Headquarters, 1115 Orlando Avenue, Roseville, California 95661-5247.
          At the meeting, you will be asked (i) to elect five (5) directors of the Company, (ii) to ratify the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2009; (iii) to approve an amendment to the Bylaws of the Company to increase the minimum number of authorized directors and to increase the maximum number of authorized directors on the Company’s Board of Directors; and (iv) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.
          The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
          We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Stephen C. Kircher
Stephen C. Kircher
Chairman of the Board

April 2, 2009
Roseville, California

RECORD DATE AND VOTING RIGHTS
INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — APPROVE AND AMEND THE COMPANY’S BYLAWS TO INCREASE THE MINIMUM NUMBER OF DIRECTORS AUTHORIZED AND THE MAXIMUM NUMBER OF DIRECTORS AUTHORIZED
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2009
          NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”), a California corporation, will be held at 10:00 a.m. (PDT), on Wednesday, May 13, 2009, at Solar Power, Inc. Corporate Headquarters, Roseville, California 95661-5247, for the following purposes:
1.	To elect five (5) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To ratify the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2009; and

3.	To approve an amendment to the Bylaws of the Company to increase the minimum number of authorized directors and to increase the maximum number of authorized directors on the Company’s Board of Directors; and

4.	To transact such other business as may properly come before the meeting.
          This year, we are pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2008 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
          The Board of Directors of the Company has fixed the close of business on March 23, 2009, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Shareholders are invited to attend the meeting in person.
          Please vote by proxy via mail, telephone or the Internet as described on the enclosed proxy card whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted via telephone or Internet. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors
/s/ Alan M. Lefko
Alan M. Lefko
Corporate Secretary

April 2, 2008
Roseville, California
YOUR VOTE IS IMPORTANT.
YOU ARE URGED TO VOTE BY PROXY VIA MAIL, TELEPHONE OR INTERNET WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Solar Power, Inc.
1115 Orlando Avenue
Roseville, CA 95661-5247
Phone: (916) 745-0900
PROXY STATEMENT
FOR
2009 ANNUAL MEETING OF SHAREHOLDERS
          We are furnishing this proxy statement to you in connection with an Annual Meeting of Shareholders of Solar Power, Inc. (the “Company”) to be held on May 13, 2008, at 10:00 a.m. (PDT) at Solar Power, Inc. Corporate Headquarters, Roseville, California 95661-5247, and at any postponement or adjournment thereof (the “Meeting”).
          Only shareholders of record on March 23, 2009 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
          The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, “FOR” the ratification of the appointment of Macias, Gini & O’Connell LLP as our independent registered accounting firm for the 2008 fiscal year, “FOR” the amendment to the Company’s Bylaws, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Solar Power, Inc., 1115 Orlando Avenue, Roseville, California, 95661, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
          This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
          Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.
          This Proxy Statement and form of proxy were first mailed on or about April 2, 2009, to shareholders of record as of March 23, 2009.
RECORD DATE AND VOTING RIGHTS
          A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
          Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company’s designated proxy holders (the “Proxy Holders”) have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under “Election of Directors” as possible. The five nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.
          Under California law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors, provided such votes equal a majority of quorum. A majority of quorum is required to approve Proposal No. 2. The approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares entitled to vote. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.
INFORMATION ABOUT THE ANNUAL MEETING
Why am I receiving these materials?
          The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting, to be held on Wednesday, May 13, 2009 at 10:00 a.m. Pacific Standard Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to shareholders on April 2, 2009. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Annual Meeting will be held in the Company’s principal executive offices located at the address shown above.
What is included in these materials?
     These materials include:
•	this Proxy Statement for the Annual Meeting; and

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC on March 24, 2009 (the “Annual Report”).
          If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.
Who is entitled to vote at the Annual Meeting?
          The record date for determination of shareholders entitled to notice of and to vote at the Meeting is March 23, 2009. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. We are currently authorized to issue up to 100,000,000 shares of Common Stock, $0.0001 par value and 20,000,000 shares of Preferred Stock, $0.0001 par value. As of March 23, 2009, 37,933,826 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval.
Am I entitled to vote if my shares are held in “street name”?
          Yes, if a bank or brokerage firm holds your shares in street name for you, you are considered the “beneficial owner” of the shares. If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

May I attend the annual meeting if I hold my shares in “street name”?
          As the beneficial owner of shares, you are invited to attend the annual meeting. If you are not a record holder, however, you may not attend the meeting or vote your shares in person at the meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.
What is the quorum requirement for the Annual Meeting?
          The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:
•	are present and vote in person at the Annual Meeting; or

•	have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.
          If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
How are proxies voted?
          All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
What items will be voted on at the Annual Meeting?
          Shareholders will vote on three items at the Annual Meeting:
•	the election to the Board of the five nominees named in this Proxy Statement (Proposal No. 1);

•	the ratification of the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2009 (Proposal No. 2);

•	the approval of an amendment to the Bylaws of the Company to increase the minimum number of authorized directors and to increase the maximum number of authorized directors on the Company’s Board of Directors (Proposal No. 3);
How does the Board of Directors recommend that I vote on the proposals?
          The Board recommends that you vote “FOR” each proposal in this proxy statement.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?
          Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.
How can I get electronic access to the proxy materials?
          The Notice will provide you with instructions regarding how to:
•	view the Company’s proxy materials for the Annual Meeting on the Internet; and

•	instruct the Company to send future proxy materials to you electronically by email.
          The Company’s proxy materials are also available on the Company’s website at www.solarpowerinc.net.
          Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
How may I obtain a paper copy of the proxy materials?
          Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.
How do I vote if I am a registered stockholder?
     1. You may vote by mail. If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope. Your proxy will then be voted at the annual meeting in accordance with your instructions.
     2. You may vote by telephone or on the Internet. If you are a registered stockholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card. Stockholders with shares registered directly with Computershare, the Company’s transfer agent, may vote (i) on the Internet at the following web address: http://www.edocumentview.com/Solar-Power or (ii) by telephone by dialing 1-800-652-VOTE (8683) (toll free from the United States and Canada). If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 12:00 a.m. (Pacific Daylight Time) on May 13, 2009.
     NOTE: If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you via the Internet. We strongly encourage you to enroll in Internet delivery. It is a cost-effective way for us to send you proxy materials and annual reports.
     3. You may vote in person at the meeting. If you are a registered stockholder and attend the meeting (please remember to bring your admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.
How do I vote if I hold my shares in “street name”?
     If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Solar Power. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

     These Internet and telephone voting procedures, which comply with California law, are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Solar Power is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.
What happens if I do not give specific voting instructions?
          Shareholders of Record. If you are a shareholder of record and you:
•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or

•	sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. See the section entitled “Other Matters” below.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
          The election of directors (Proposal No. 1) and the ratification of the Company’s independent registered accounting firm for the fiscal year ending December 31, 2009 (Proposal No. 2) are matters the Company believes will be considered routine. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 1 and Proposal No. 2.
          The amendment of the Company’s Bylaws (Proposal No. 3) is a matter the Company believes will be considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 3.
How are broker non-votes treated?
          Broker non-votes are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the shareholders have approved all matters other than the election of directors (Proposal No. 1), broker non-votes have the same effect as an “AGAINST” vote. The Company encourages you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.
How are abstentions treated?
          Abstentions are counted for purposes of determining whether a quorum is present. Shares not present at the Annual Meeting and abstentions have no effect on the election of directors (Proposal No. 1). For the purpose of determining whether the shareholders have approved all other matters, abstentions have the same effect as an “AGAINST” vote.

Can I change my vote after I have voted?
          You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 1115 Orlando Avenue, Roseville, California 95661 a written notice of revocation prior to the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
          The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending on March 31, 2009, which the Company is required to file with the SEC by May 15, 2009.
Who is paying for the cost of this proxy solicitation?
          This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
     Our Bylaws presently provide that the authorized number of directors may be determined by a resolution of a majority of the total number of directors of the Board from time to time. On December 29, 2006, our Board set the number of directors at five (5).
     At the Meeting, shareholders will be asked to elect the nominees for director listed below.
Nominees for Director
     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Shareholders or until the earlier of death, resignation or removal, or until their successors are elected and qualified.
     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Steve C. Kircher	55
Larry Kelley	63
D. Paul Regan	62
Timothy Nyman	58
Ronald Cohan	67
Biographies
Steve C. Kircher
     Mr. Kircher has served as the Chairman of our Board of Directors since September 2006. Mr. Kircher has served as our Chief Executive Officer and President since December 29, 2006. Mr. Kircher served as the Chief Executive Officer and Chairman of the Board of Directors since May 2006. Prior to that, Mr. Kircher served as a consultant to International DisplayWorks, Inc. from December 2004 through April 2006. Mr. Kircher also served as the Chairman and Chief Executive Officer of International DisplayWorks, Inc. from July 2001 until December 2004. Mr. Kircher has a Bachelor of Arts degree from the University of California, San Diego. He is currently serving as a director for JM Dutton & Associates.
Larry D. Kelley
     Mr. Kelley has served as our director since August 2006. Mr. Kelley has been and is President and partner of McClellan Business Park, LLC since 1999, where he acts as Chief Operating Officer and Managing Member.. Mr. Kelley has been and is the President and Chief Executive Officer of Stanford Ranch I, LLC, a 3,500-acre master planned community in Rocklin, California. Mr. Kelley has served as the President and CEO of Stanford Ranch, LLC since 1996, and in this capacity oversees the daily operations. Mr. Kelley has been involved in real estate for twenty-nine years. Previously he spent ten years (from 1978 to 1988) with US Home Corporation, one of the nation’s largest homebuilders. He served in various positions including Vice President Operations of US Home Corporation and President of Community Development, a division of US Home Corporation, where he was responsible for the acquisition, development and marketing of numerous master-planned communities in ten states. Mr. Kelley received a Bachelors of Science in Industrial Engineering from Texas A&M. In addition, he received a Masters of Business Administration from Harvard Business School.

D. Paul Regan
     D. Paul Regan has served as our director since December 29, 2006. Mr. Regan currently serves as President and Chairman of Hemming Morse, Inc., CPAs, Litigation and Forensic Consultants. This 95 person CPA firm is headquartered in San Francisco. He has been with Hemming Morse since 1975. Mr. Regan’s focus at Hemming Morse is to provide forensic consulting services primarily in civil litigation. He has testified as an accounting expert for the U.S. Securities & Exchange Commission, various State Attorney Generals, other government agencies and various public companies. He has served on the Board of Directors of the California Society of Certified Public Accountants and was the Chair of this 29,000-member organization in 2004 and 2005. He is a current member of the American Institute of Certified Public Accountant’s governing Council. Mr. Regan has been a Certified Public Accountant since 1970. He holds both a BS and MS degrees in accounting.
Timothy B. Nyman
     Mr. Nyman has served as our director since December 29, 2006. Mr. Nyman has served as a consultant to GTECH Corporation since August 2006. Previously, Mr. Nyman was the Senior Vice President of Global Services at GTECH Corporation, the world’s leading operator of online lottery transaction processing systems. Mr. Nyman joined GTECH Corporation in 1981 and formerly served as its Vice President of Client Services. In 1979, Mr. Nyman went to work with the predecessor company of GTECH Corporation, which was the gaming division of Datatrol, Inc. In his twenty-seven years with GTECH and its predecessors, Mr. Nyman has held various positions in operations and marketing. He has directed a full range of corporate marketing activities and participated in the planning and installation of new online lottery systems domestically and internationally. Mr. Nyman received a Bachelor of Science degree in Marketing, Accounting and Finance from Michigan State University.
Ronald A. Cohan
     Mr. Cohan has served as our director since December 29, 2006. Mr. Cohan has served as consulting counsel to GTECH Corporation since 2002. From 1995, Mr. Cohan has served as a consultant to High Integrity Systems, Inc., a subsidiary of Equifax Inc. Prior to that, Mr. Cohan joined the San Francisco law firm of Pettit & Martin as an Associate in 1968 and was admitted as a Partner in 1972. He opened the Los Angeles office of Pettit & Martin in October of 1972 and was partner in charge until March of 1983. Mr. Cohan left Pettit & Martin in February of 1992 and became principal of his own law firm. Mr. Cohan has specialized in government procurement matters for various institutional clients such as Honeywell, 3M, Mitsui, Centex, Equifax and GTECH. Mr. Cohan received a Bachelor of Arts degree from Occidental College in 1963 and a Juris Doctor degree in 1966 from the School of Law (Boalt Hall), University of California, Berkeley.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
THE NOMINEES LISTED ABOVE.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
     The Board of Directors has appointed Macias, Gini & O’Connell LLP (“Macias”) as our independent registered public accounting firm for our fiscal year 2008. Macias will also serve as our independent registered public accounting firm for the fiscal year ending December 31, 2009. The Board of Directors is submitting the appointment of Macias as our independent registered public accounting firm for stockholder ratification at the annual meeting.
     A representative of Macias is expected to be present at the annual meeting. The Macias representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from shareholders.
     Our Bylaws do not require that the shareholders ratify the appointment of Macias as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the shareholders do not ratify the appointment, the Board will reconsider whether to retain Macias, but may retain Macias in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and our shareholders.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
PROPOSAL NO. 2.

PROPOSAL 3 — APPROVE AND AMEND THE COMPANY’S BYLAWS TO INCREASE THE MINIMUM NUMBER OF DIRECTORS AUTHORIZED AND THE MAXIMUM NUMBER OF DIRECTORS AUTHORIZED
BACKGROUND
     The Company’s Bylaws currently provide that the Board of Directors shall consist of not less than three (3) nor more than five (5). The exact number was fixed at five (5) by the Board of Directors on December 29, 2006. The Board of Directors has approved an amendment to the Bylaws to increase the minimum number of authorized director from three (3) to five (5) and increase the maximum number of authorized directors from five (5) to nine (9). Because only the shareholders may increase the variable range of directors, we are asking the shareholders to approve a proposal to replace Article III, Section 2 of the Company’s Bylaws with the following text:
“SECTION 2 — NUMBER AND QUALIFICATION OF DIRECTOR
     The authorized number of directors of the corporation shall not be less than five (5) nor more than nine (9) (which in no case shall be greater than two times the stated minimum minus one) with the exact number of directors to be fixed, within the limits specified, by approval of the board or the shareholders in the manner provided in the bylaws and subject to paragraph (5) of subdivision (a) of section 204 of the Code. After the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the majority of the outstanding shares entitled to vote; provided that an amendment reducing the number to less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.”
PURPOSE AND EFFECT OF AMENDMENT
     The principal purpose of the proposed amendment is to increase the minimum and maximum number of directors that the Company may have on its Board of Directors. The Board of Directors has currently fixed the number of directors at five (5). The amendment would increase the minimum number of authorized directors to five (5) and the maximum number of authorized directors to nine (9). Moreover, this amendment would allow the Board of Directors to fix the number of directors at five (5) or above and would prohibit the Board of Directors from fixing the number of directors over nine (9) anytime in the future. The Board of Directors believes that increasing the minimum and maximum number of directors would provide the Company with greater flexibility to manage the size of the Board. The Board of Directors believes that this would result in increase efficiencies in administration and management.
VOTE REQUIRED
     The proposal to amend the Bylaws increasing the number of minimum and maximum number of directors must be approved by a majority of the outstanding shares of voting stock of the Company entitled to vote. Abstentions are not affirmative votes and therefore shall effectively be a vote against the proposal.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
PROPOSAL NO. 3.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth as of March 20, 2009, certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of our Directors, (iii) each of our executive officers, (iv) certain executive officers of our subsidiary, and (v) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned.

	Shares Beneficially		Percentage Beneficially
Name and Address of Beneficial Owner (1)	Owned		Owned
Stephen C. Kircher; Chief Executive Officer and Director 1115 Orlando Avenue	8,209,166	(2)	18.82%
Roseville, CA 95661
Jeffrey G. Winzeler, Chief Financial Officer 1115 Orlando Avenue	237,500	(3)	*
Roseville, CA 95661
Larry D. Kelley, Director 1115 Orlando Avenue	568,833	(4)	1.30%
Roseville, CA 95661
D. Paul Regan, Director 1115 Orlando Avenue	178,254	(14)	*
Roseville, CA 95661
Timothy B. Nyman, Director 8 Surf Drive	518,833	(13)	1.19%
Bristol, RI 02809
Ron Cohan, Director 1115 Orlando Avenue	184,848	(5)	*
Roseville, CA 95661
Bradley J. Ferrell (6) 1115 Orlando Avenue	1,472,500	(7)	3.38%
Roseville, CA, 95661
Alan M. Lefko (8) 1115 Orlando Avenue	54,500	(9)	*
Roseville, CA 95661
Todd Lindstrom (10) 1115 Orlando Avenue	217,500	(11)	*
Roseville, CA 95661
Eric L. Hafter (16) 1115 Orlando Avenue	110,000	(17)	*
Roseville, CA 95661
All Executive Officers and Directors as a Group	11,751,934		26.94%
Gerald R. Moore 1115 Orlando Avenue	2,787,031		6.39%
Roseville, CA 95661
Reid S. Walker, G. Stacy Smith and Patrick P. Walker c/o Walker Smith Capital	2,287,971	(12)	5.24%
300 Crescent Court, Suite 1111 Dallas, TX 75201

*	Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Includes 2,065,000 shares issued in the names of trusts established for the benefit of Mr. Kircher’s two sons and 100,000 shares issued to the Kircher Family Foundation, Inc., to each of which Mr. Kircher is the trustee. Also includes 44,166 shares underlying options, to the extent exercisable within 60 days.

(3)	Includes 177,500 shares underlying options, to the extent exercisable within 60 days.

(4)	Includes 500,000 shares issued in the name of trust, to which Mr. Kelley is the trustee. Also includes 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 18,750 have vested and 6,250 are subject to vesting and forfeiture conditions.

(5)	Includes 100,000 shares issued in the name of trust, to which Mr. Cohan is a trustee. Also includes 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 18,750 have vested and 6,250 are subject to vesting and forfeiture conditions.

(6)	Mr. Ferrell is President of Commercial Sales of our wholly-owned subsidiary, SPIC, Inc.

(7)	Includes 77,500 shares underlying options, to the extent exercisable within 60 days.

(8)	Mr. Lefko is our Vice President of Finance.

(9)	Includes 15,000 shares issued in the name of trust, to which Mr. Lefko is a trustee. Also Includes 39,500 shares underlying options, to the extent exercisable within 60 days.

(10)	Mr. Lindstrom is the Executive Vice President of our wholly owned subsidiary, SPIC, Inc.

(11)	Includes 152,500 shares underlying options, to the extent exercisable within 60 days.

(12)	Includes 199,734 shares and 14,320 underlying warrants held by HHMI Investment, L.P.; 507,476 shares and 34,882 underlying warrants held by Walker Smith International Fund, Ltd.; 57,147 shares and 3,404 underlying warrants held by Walker Smith Capital, L.P.; 365,459 shares and 22,397 underlying warrants held by Walker Smith Capital (QP), LP; 347,828 shares and 21,578 underlying warrants held by WS Opportunity Fund, L.P.; and 666,090 shares and 47,656 underlying warrants held by WS Opportunity Fund (QP) L.P.

(13)	Includes 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 18,750 have vested and 6,250 are subject to vesting and forfeiture conditions.

(14)	Includes 32,029 shares issued in the name of Mr. Regan’s firm and 6,225 fully vested shares underlying options exercisable at $1.00 per share and 25,000 shares of common stock granted as restricted stock awards, of which 18,750 have vested and 6,250 are subject to vesting and forfeiture conditions.

(16)	Mr. Hafter is President of Commercial Construction of our wholly-owned subsidiary, SPIC, Inc.

(17)	Includes 100,000 shares underlying options, to the extent exercisable within 60 days.
Directors, Executive Officers and Significant Employees
     The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee. Our executive officers are appointed by our Board of Directors. Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of shareholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, director nominees or significant employees.

Person	Age	Position
Stephen C. Kircher	55	Chairman of the Board of Directors, Chief Executive Officer

Larry D. Kelley	63	Director

Timothy B. Nyman	58	Director

Ronald A. Cohan	67	Director

D. Paul Regan	62	Director

Jeffrey G. Winzeler	49	Chief Financial Officer

Bradley J. Ferrell	31	President of Commercial Sales or our subsidiary SPIC, Inc.

Alan M. Lefko	61	Vice President Finance and Secretary

Todd R. Lindstrom	42	Executive Vice President of our subsidiary SPIC, Inc.

Eric L. Hafter	51	President of Commercial Construction of our subsidiary SPIC, Inc.
Biographies
The biographies of Messrs. Kircher, Kelley, Nyman, Cohan and Regan can be found under Proposal 1 — Election of Directors.
Jeffrey G. Winzeler has served as our Chief Financial Officer since December 31, 2007. Previously he served as the President of our wholly owned subsidiary Yes! Solar, Inc. since June 2007. He joined Solar Power, Inc. in January 2007 to form our franchise subsidiary and operations. Previously Mr. Winzeler served as International DisplayWorks, Inc.’s Chief Operating Officer and Chief Financial Officer from January 2005 until January 2007. For 17 years prior to International DisplayWorks, Inc., he served as Group Controller for Intel Corporation in Folsom, California, where he was responsible for all fiscal aspects of the $2 billion Flash memory division, the Controller for the Penang, Malaysia-based Worldwide Assembly division, where he served as manufacturing controller, as controller at Intel’s largest eight-inch wafer manufacturing facility and as operations controller for facilities in Jerusalem and Haifa, Israel. Mr. Winzeler is a graduate of the University of Idaho where he majored in Finance. Mr. Winzeler is not a director of the Company, and does not serve on the Board of Directors of any other company.

Bradley J. Ferrell has served as our President of Commercial Sales since November, 2008. Previously he served as our Chief Operating Officer and Senior Vice President, Marketing and Sales since August 2006 and is one of the original founders of International Assembly Solutions, Limited (“IAS HK”). Since 2003, Mr. Ferrell was the Vice President of Sales and Marketing for International DisplayWorks, Inc. (IDW). In this role, he directed worldwide sales where he grew revenue from $10 million in 2001 to over $100 million in FY 2006. Mr. Ferrell began working for IDW in 2001 as a Production Coordinator with the primary focus on Hong Kong and China operations. In 2002, he was appointed Domestic Sales Manager. Prior to joining IDW, Mr. Ferrell worked as an analyst in the technology sector of a brokerage firm. Mr. Ferrell received his Bachelor of Arts in Economics from Southern Methodist University.
Alan M. Lefko has served as our Vice President of Finance since December 2006. Mr. Lefko has served as a director of IAS HK since May 2007. From July 2004 through December 2006 Mr. Lefko served as Vice President Finance and Corporate Secretary of International DisplayWorks, Inc, a manufacturer of liquid crystal displays and display modules. From February 2000 to July 2004 Mr. Lefko was Corporate Controller of International DisplayWorks, Inc. From July 1999 to January 2000, Mr. Lefko was the Chief Financial Officer of The Original Bungee Company (“Bungee”) in Oxnard, California, a manufacturer and distributor of stretch cord and webbing products. Mr. Lefko was responsible for the reorganization of Bungee’s financing structure, establishment of an asset based lending program and implementation of cost accounting systems and controls. From 1989 to 1999, Mr. Lefko served as Chief Financial Officer and Controller of Micrologic, a manufacturer and distributor of Global Positioning Systems and Vikay
America, Inc., a subsidiary of Vikay Industrial (Singapore) Limited, based in Chatsworth, California. Mr. Lefko has a BA degree in Business Administration and Accounting from California State University, Northridge, California.
Todd R. Lindstrom has served as Executive Vice President of Commercial Sales since November 2008. Previously he served as President of our wholly owned subsidiary, Yes! Solar, Inc. since December 2007 and as our Vice President of Operations since November 2006. Mr. Lindstrom brings over 18 years of experience in construction and construction-related industries to Solar Power, Inc. From 2001 to 2005, Mr. Lindstrom has been directly involved in the development and financing of over $80 million of photovoltaic solar projects for commercial, residential and government clients throughout California. From 2004 to 2005, Mr. Lindstrom was the Vice President of Sun Power and Geothermal Energy. From 2001 to 2003, Mr. Lindstrom served as Vice President of the Electric and Gas Industry Association. From 1999 to 2001, Mr. Lindstrom worked nationally as Vice President of Dealer Relations for CarsDirect.com. As a founding employee, Mr. Lindstrom was directly involved in the growth of this company from four employees to 625 employees, and over $250 million in annual sales. In 1990 Mr. Lindstrom started his own construction company. To enhance his construction company, Mr. Lindstrom purchased a Floor Coverings International (FCI) franchise, which he quickly developed into the second largest volume franchise in the FCI system. Mr. Lindstrom is an alumnus of California State University, Sacramento where he focused on Marketing and Public Relations.
Eric L. Hafter has served as President of Commercial Construction of our wholly-owned subsidiary, SPIC, Inc., since December 2007. For the prior two years he served as the Senior Director of a consulting business focusing on all aspects of the solar industry. Prior to that he served for over ten years on the board of directors for PowerLight Corporation, where he joined the senior management team as General Manager of European Operations in 2004 and spearheaded PowerLight’s entry into Germany and Southern Europe. Accomplishments during his tenure include the completion of the world’s first ten megawatt PV plant and the development of three major solar power plants located in Germany. In 2005, Mr. Hafter’s team managed the site development and negotiated the sale of an eleven megawatt solar power park to General Electric Energy Finance, which during 2007 became the world’s largest PV output system. Collectively, Mr. Hafter’s experience includes over 25 years of developing large scale renewable energy and commercial property projects, including retail shopping, commercial and residential projects.

Executive Compensation
Compensation Philosophy
     The Compensation Committee (the “Committee”) is charged with the evaluation of the compensation of the executive officers of Solar Power, Inc. and its affiliates (and their performance relative to their compensation) and to assure that they are compensated effectively in a manner consistent with the compensation strategy and resources of the Company, competitive practice, and the requirements of the appropriate regulatory bodies.
     Our Compensation Committee, comprised of independent directors, evaluates and determines compensation philosophy and executive compensation. Our compensation philosophy has the following basic components: (1) establish competitive base salary to attract qualified talent, and (ii) evaluate performance and grant performance-based bonuses that may include equity and cash components. We try to establish executive compensation base salaries to allow us to remain competitive in our industry and to attract and retain executives of a high caliber. Similarly, we try to align a component of annual compensation to performance and achievement of Company objectives in an effort to retain highly motivated executives who are focused on performance. We review other public reports and take into account the compensation paid to executives at similarly situated companies, both within and outside of our industry, when determining and evaluating our compensation philosophy and compensation levels. Company performance, including, but not limited to, earnings, revenue growth, cash flow, and continuous improvement initiatives is a significant part of our evaluation and compensation levels.
     We do not have any employment agreements, nor do we have severance terms or provisions for executive officers.
Compensation Table
     The following table provides information concerning compensation earned by our current named executive officers on a post-merger basis, including the options and restricted stock awards substituted in connection with the Merger. A column or table has been omitted if there was no compensation awarded to, earned by or paid to any of the named executive officers or directors required to be reported in such table or column in the respective fiscal year. As of December 31, 2008, no other executive officer was paid in excess of $100,000.

Summary Compensation Table

							Non-Equity
				Stock			Incentive Plan
Name and Principal		Salary	Bonus	Awards	Option Awards		Compensation	All Other
position	Year	($)	($)	($)	($)		($)	Compensation	Total
Stephen C. Kircher	2008	$180,000	$25,200	$-0-	$6,940	(2)	$-0-	$-0-	$212,140
(1), Chief Executive	2007	$180,000	$20,000	$-0-	$-0-		$-0-	$-0-	$200,000
Officer and Director	2006	$117,693	$-0-	$-0-	$153,200	(2)	$-0-	$-0-	$270,893
Jeffery G. Winzeler	2008	$150,000	$56,250	$-0-	$157,140	(4)	$-0-	$-0-	$363,390
(3), Chief Financial	2007	$93,750	$40,000	$50,000	$-0-		$-0-	$-0-	$183,750
Officer	2006	$-0-	$-0-	$0-	$131,800	(5)	$-0-	$-0-	$131,800
Alan M. Lefko, Vice	2008	$123,150	$9,000	$-0-	$5,552	(6)	$-0-	$-0-	$137,702
President Finance	2007	$120,000	$5,000	$-0-	$-0-		$-0-	$-0-	$125,000
and Secretary	2006	$-0-	$-0-	$0-	$32,950	(7)	$-0-	$-0-	$32,950
Bradley J. Ferrell,	2008	$150,000	$100,000	$-0-	$6,940	(8)	$-0-	$-0-	$256,940
President of	2007	$150,000	$32,000	$-0-	$-0-		$-0-	$-0-	$182,000
Commercial Sales of	2006	$46,731	$-0-	$-0-	$153,200	(9)	$-0-	$-0-	$199,931
wholly-owned subsidiary
Eric L. Hafter,	2008	$150,000	$112,500	$-0-	$282,000	(10)	$-0-	$-0-	$544,500
President of	2007	$-0-	$-0-	$-0-	$-0-		$-0-	$-0-	$-0-
Commercial	2006	$-0-	$-0-	$-0-	$-0-		$-0-	$-0-	$-0-
Construction of wholly-owned subsidiary
Todd R. Lindstrom,	2008	$150,000	$33,750	$-0-	$6,940	(11)	$-0-	$-0-	$190,690
Executive Vice	2007	$150,000	$22,500	$-0-	$-0-		$-0-	$-0-	$172,500
President of Sales	2006	$43,135	$-0-	$-0-	$131,800	(12)	$-0-	$-0-	$174,935
of wholly-owned subsidiary

(1)	On September 5, 2006, Mr. Kircher was appointed as our Chairman. On December 29, 2006, Mr. Kircher was appointed as our Chief Executive Officer.

(2)	Reflects 100,000 service-based options granted to Mr. Kircher to purchase our common stock at an exercise price of $1.00 with a five year vesting term and 100,000 performance based options at an exercise price of $1.00 whose vesting will be determined on December 31, 2010. As of December 31, 2008, 75% of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

Reflects 10,000 service-based options granted to Mr. Kircher to purchase our common stock at an exercise price of $1.25 with a four year vesting term. As of December 31, 2008, none of these options had vested. The options were fair-valued using the Black-Scholes valuation model.

(3)	On December 31, 2007, Mr. Winzeler was appointed as our Chief Financial Officer. Prior to that he served as President of our wholly-owned subsidiary Yes! Solar, Inc.

(4)	Reflects 110,000 service-based options granted to Mr. Winzeler to purchase our common stock at an exercise price between $1.25 and $2.70 with a term of 5 years. As December 31, 2008, none of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(5)	Reflects 200,000 service-based options granted to Mr. Winzeler to purchase our common stock at an exercise price of $1.00 with a term of 5 years, at an exercise price of $1.00. As December 31, 2008, 75% of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(6)	Reflects options 8,000 service-based options granted to Mr. Mr. Lefko to purchase our common stock at an exercise price of $1.25 with a term of 5 years. As of December 31, 2008, none of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(7)	Reflects options 50,000 service-based options granted to Mr. Mr. Lefko to purchase our common stock at an exercise price of $1.00 with a term of 5 years. As of December 31, 2007, 75% of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(8)	Reflects option grants to Mr. Ferrell of 10,000 service-based options to purchase our common stock at an exercise price of $1.25 with a term of 5 years. As of December 31, 2008, none of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(9)	Reflects option grants to Mr. Ferrell of 100,000 service-based options to purchase our common stock at an exercise price of $1.00 with a term of 5 years, and 100,000 performance based options at an exercise price of $1.00 which vesting will be determined on December 31, 2010. As of December 31, 2007, 75% of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(10)	Reflects option grants to Mr. Hafter of 200,000 service-based options to purchase our common stock at an exercise price of $2.70 with a term of 5 years. As of December 31, 2008, 25% of the five-year options are vested. The options were fair-valued using the Black-Scholes valuation model.

(11)	Reflects 10,000 service-based options granted to Mr. Lindstrom to purchase our common stock at an exercise price of $1.25 with a term of 5 years. As of December 31, 2008, none of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

(12)	Reflects 200,000 service-based options granted to Mr. Lindstrom to purchase our common stock at an exercise price of $1.00 with a term of 5 years. As of December 31, 2008, 75% of the five-year options vested. The options were fair-valued using the Black-Scholes valuation model.

Grants of Plan-Based Awards for 2008
     The following table provides information relating to stock options awarded during the fiscal year ended December 31, 2008:

			All
			Other
			Stock	All Other
			Awards:	Stock
			Number	Awards:	Exercise or
			of Shares	Number of	Base Price	Grant Date
			of Stock	Securities	of Option	Value of
	Grant	Date of	or Units	Underlying	Awards	Stock Option
Name	Date	Meeting	(#)	Options (#)	($/SH) (1)	Awards (2)
Jeffrey G. Winzeler	2/2/2008	2/2/2008		100,000	$2.70	$150,200
Jeffrey G. Winzeler	4/1/2008	2/2/2008		10,000	$1.25	$6,940
Alan M. Lefko	4/1/2008	2/2/2008		8,000	$1.25	$5,552
Bradley J. Ferrell	4/1/2008	2/2/2008		10,000	$1.25	$6,940
Eric L. Hafter	2/2/2008	2/2/2008		200,000	$2.70	$282,000
Todd R. Lindstrom	4/1/2008	2/2/2008		10,000	$1.25	$6,940

(1)	The exercise price of the options is equal to the closing market price of the common stock on the grant date

(2)	The grant date value of stock option awards is the fair value as of the date of grant using the Black-Scholes valuation model.
Outstanding Equity Awards at Fiscal Year End
     The following table summarizes the options awards granted to each of the named executive officer identified above in the summary compensation table above pursuant to our Equity Incentive Plan. No stock options were exercised in the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

											Equity
										Equity	incentive
										incentive	plan
				Equity						plan	awards:
				incentive plan					Market	awards:	market or
				awards:					value of	number of	payout value
	Number of		Number of	number of				Number	shares or	unearned	of unearned
	securities		securities	securities				of shares	units of	shares, units	shares, units
	underlying		underlying	underlying				or units of	stock	or other	or other
	unexercised		unexercised	unexercised		Option	Option	stock that	that have	rights that	rights that
	options (#)		options (#) Un-	unearned		exercise	expiration	have not	not	have not	have not
Name	Exercisable		exercisable	options (#)		price ($)	date	vested (#)	vested ($)	vested (#)	vested ($)
Stephen C. Kircher	41,333	(1)	-0-	108,334	(1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-

Stephen C. Kircher	-0-	(3)	-0-	10,000	(3)	$1.25	4/1/2013	-0-	-0-	-0-	-0-

Bradley J. Ferrell	50,000	(1)	-0-	150,000	(1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-

Bradley J. Ferrell	-0-	(3)	-0-	10,000	(3)	$1.25	4/1/2013	-0-	-0-	-0-	-0-

Jeffrey G. Winzeler	100,000	(1)	-0-	100,000	(1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-

Jeffrey G. Winzeler	-0-	(2)	-0-	100,000	(2)	$2.70	2/2/2013	-0-	-0-	-0-	-0-

Jeffrey G. Winzeler	-0-	(3)	-0-	10,000	(3)	$1.25	4/1/2013	-0-	-0-	-0-	-0-

Alan M. Lefko	25,000	(1)	-0-	25,000	(1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-

Alan M. Lefko	-0-	(3)	-0-	8,000	(3)	$1.25	4/1/2013	-0-	-0-	-0-	-0-

Todd R. Lindstrom	100,000	(1)	-0-	100,000	(1)	$1.00	12/28/2011	-0-	-0-	-0-	-0-

Todd R. Lindstrom	-0-	(3)	-0-	10,000	(3)	$1.25	4/1/2013	-0-	-0-	-0-	-0-

Eric L. Hafter	50,000	(2)	-0-	150,000	(2)	$2.70	2/2/2013	-0-	-0-	-0-	-0-

(1)	Reflects options granted to Messrs. Kircher, Winzeler, Lefko, Lindstrom and Ferrell of 100,000 serviced-based five-year options, with the exception of Mr. Lefko and Mr. Kircher who were granted 50,000 service-based options, to purchase our common stock at an exercise price of $1.00. As of December 31, 2008, 75% of the options vested. Additionally, Messrs. Kircher, and Ferrell were each granted 100,000 performance-based options to purchase common stock at an exercise price of $1.00 per share, which options shall vest at either 0% or 100% on December 31, 2010, depending on whether certain cumulative revenue goals were met over the four year period.

(2)	Reflects 100,000 service-based five-year options granted to Mr. Winzeler and 200,000 service-based five-year options granted to Mr. Hafter to purchase our common stock at an exercise price of $2.70. As of December 31, 208, none of these options have vested.

(3)	Reflects options granted to Messrs. Kircher, Winzeler, Ferrell, Lefko and Lindstrom of 10,000 service-based five-year options, with the exception of Mr. Lefko who was granted 8,000 service-based five-year options, to purchase our common stock at an exercise price of $1.25. As of December 31, 2009, none of these options have vested.
Long-Term Incentive Plans-Awards in Last Fiscal Year
     We do not currently have any long-term incentive plans.
Compensation of Directors
     All our non-employee directors earned director compensation in 2008 in the form of quarterly retainers and committee chairman retainers as set forth in the following table:

Quarterly retainer	$3,000
Annual Audit Committee Chairman	$5,000
Annual Audit Committee Vice Chairman	$2,500
Compensation Committee Chairman	$3,000
Governance & Nominating Committee Chairman	$3,000
     In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees.
     Additionally, each of our independent Directors received 25,000 restricted shares of our common stock when they joined the Board that vest 25% over four years beginning on December 28, 2006. In December 2006, each independent Director received 6,225 options to purchase shares of our common stock at $3.45 per share, the closing price of our common stock on NASDAQ OTCBB on December 24, 2006, date of grant.
Director Compensation
     The following table sets forth the compensation received by each of the Company’s non-employee Directors. Each non-employee director is considered independent under NASD listing standards.
     Stephen C. Kircher, the Chief Executive Officer of the Company is the Chairman of the Board of Directors and received no additional compensation for serving on the Board. His compensation is described in the Summary Compensation Table above.

	Fees Earned			Non-Equity	Non-qualified
	or Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Ronald A. Cohan	$5,125	$15,375	-0-	-0-	-0-	-0-	$20,500

D. Paul Regan	$4,250	$12,750	-0-	-0-	-0-	-0-	$17,000

Timothy B. Nyman	$3,000	$9,000	-0-	-0-	-0-	-0-	$12,000

Larry D. Kelley	$3,000	$9,000	-0-	-0-	-0-	-0-	$12,000
Committees of the Board of Directors
     Our Board of Directors consists principally of independent directors, as determined by Rule 4200 of the National Association of Securities Dealers’ (NASD) listing standards. Further, the Board of Directors operates under a Board Governance Policy, which can be viewed at the Company website www.solarpowerinc.net. In addition, the Board of Directors has created the following committees, the members of which are independent. The Board of Directors met five times during our 2008 fiscal year, and each member of the Board attended all meetings.
Audit Committee & Audit Committee Report
     The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter was filed as Appendix C to the fiscal 2006 proxy statement. The Audit Committee consists of three independent directors as determined by NASD listing standards. The Audit Committee met four times in fiscal year 2008, and all members of the Audit Committee attended all meetings held.
Audit Committee Financial Expert. The members of the Audit Committee are Mr. D. Paul Regan (Audit Committee Chairman), Mr. Ronald A. Cohan and Mr. Larry D. Kelley. Mr. D. Paul Regan is independent and qualified as an Audit Committee Financial Expert.
     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
     The Audit Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
     After review and discussions mentioned above, the Board recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Audit Committee
D. Paul Regan
Ronald A. Cohan
Larry D. Kelley
Compensation Committee
     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Mr. Ronald A. Cohan (Compensation Committee Chairman), Mr. Timothy B. Nyman and Mr. Larry D. Kelley. The Compensation Committee Charter was filed as Appendix D to the fiscal 2006 proxy statement. The Compensation Committee seeks input on certain compensation policies from the Chief Executive Officer, and reviews comparable compensation of similarly situated companies in related industries in determining compensation. The Compensation Committee has delegated authority to the executive team with respect to compensation awards pursuant to written plans and guidelines. These guidelines were approved by the Compensation Committee and the Board of Directors. The Compensation Committee met one time during fiscal year 2008, and each member of the Compensation Committee attended the meeting.
Governance & Nominating Committee
     The Governance & Nominating Committee prepares governance guidelines and makes recommendations to our Board of Directors with respect to modification of those policies, assessment of potential new board members backgrounds and qualifications, and annual review of existing members, review and assessment of any waivers under our Ethics Policy, and reviews and makes recommendations with respect to any shareholder proposals. The members of the Governance & Nominating Committee are Mr. Ronald A. Cohan and Mr. Timothy B. Nyman. The Governance and Nominating Committee Charter was filed as Appendix E to the fiscal 2006 proxy statement The Governance & Nominating Committee met one time during our fiscal year 2008, and all members of the committee attended the meeting held.
     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. According to our Bylaws, nominations of persons for election to the Board may be made by any stockholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder.

     Proposals for candidates to be evaluated by the Board must be sent to the Corporate Secretary, 1115 Orlando Avenue, Roseville, CA 95661-5247.
     Shareholders may send communications to the Board by mail to the Chairman of the Board, Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661.
Section 16 Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all reports required by section 16(a) for transactions in the year ended December 31, 2008.
Director Independence
Larry Kelley, D. Paul Regan, Timothy Nyman, and Ronald Cohan are independent directors as defined by NASD standards.
Legal Proceedings
     There are no material legal proceedings to which any of our directors, officers or affiliates, or any owner of record or beneficially of more than 5% of our outstanding common stock, or security holder is a party adverse to us or has a material interest adverse to us.
Relationship with Independent Registered Public Accounting Firm
     We retained the firm of Macias, Gini & O’Connell LLP (“Macias”) as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2008. As discussed above, under Proposal 2 — Ratification of Appointment of Independent Registered Public Accountants, we have appointed Macias, Gini & O’Connell LLP (“Macias”) as our independent registered public accounting firm for our fiscal year 2009. We expect a representative of Macias to be present at the Annual Meeting of Shareholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Principal Accountant Fees and Services
     The following table shows the fees paid or accrued by us for service through December 31, 2008 for the audit and other services provided Macias Gini & O’Connell LLP (“Macias”), Hansen, Barnett & Maxwell, PC (“Hansen”), and BDO McCabe Lo Limited (“BDO”) and for tax services provided by Wealth and Tax Advisory Services, Inc. (“WTAS”) for the fiscal periods shown.

	December 31. 2008				December 31. 2007
	Macias	BDO	WTAS	Hansen	Macias	BDO	WTAS	Hansen
Audit fees	$150,000	$35,600	$—	$—	$122,500	$113,000	$—	$—
Audit-related fees	90,213	9,000	—	—	326,811	85,780	—	—
Tax Fees	—	—	48,600	—	—	—	72,620	2,086
All other fees	—	—		3,955	—	—	—	25,879

Total	$240,213	$44,600	$48,600	$3,955	$449,311	$198,780	$72,620	$27,965

Audit Fees
     Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.
Audit-Related Fees
     Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.
Tax Fees
     Tax Fees shown above all related to the preparation of our corporate tax returns.
All Other Fees
     Fees for services rendered by former auditor in connection with the filing of our registration statements with the Securities and Exchange Commission
Pre-Approval Policies
     The Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm. The Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2008. The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
Code of Ethics
     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at our website at www.solarpowerinc.net.
Stockholder Proposals
     Proposals by shareholders intended to be presented at the 2010 Annual Meeting of Shareholders must be received by us not later than December 3, 2009, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on February 16, 2010, and advise shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on February 16, 2010.

          Notices of intention to present proposals at the 2010 Annual Meeting should be addressed to the Corporate Secretary, Solar Power Inc., 1115 Orlando Avenue, Roseville, California 95661. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
          The Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including audited financial statements, has been mailed to shareholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
          Additional copies of our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2008 will be provided to shareholders without charge upon request. Shareholders should direct any such requests to Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661-5247, Attention: Alan M. Lefko, Vice President Finance and Secretary.
          Shareholders may send communications to the Board of Directors to Solar Power, Inc., 1115 Orlando Avenue, Roseville, California 95661-5247, Attention: Alan M. Lefko, Vice President Finance and Secretary.
Other Matters
     The board does not intend to bring any other business before the meeting, and the board is not currently aware of any other matters to be voted on at the annual meeting except as disclosed in the notice of annual meeting of stockholders. However, if any other matters are properly presented at the annual meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of stockholders’ your proxy (one of the individuals named on your proxy card).
ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR TO VOTE BY PROXY VIA TELEPHONE OR THE INTERNET. SHAREHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ Alan M. Lefko Alan M. Lefko, Corporate Secretary
April 2, 2009

PROXY	PROXY
Solar Power, Inc.
1115 Orlando Avenue
Roseville, California 95661
Telephone: (916) 745-0900
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     The undersigned hereby appoints Steve Kircher and Jeffrey Winzeler as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Solar Power, Inc. held of record by the undersigned as of March 23, 2009, at the Annual Meeting of Shareholders to be held at Solar Power, Inc. Corporate Headquarters, 1115 Orlando Avenue, Roseville, California 95661-5247, at 10:00 a.m., (PDT), on May 13, 2009, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. ☑
1.	Election of Directors to serve until the Annual Meeting of Shareholders for the fiscal year 2009.
Nominees

Steve C. Kircher	☐	FOR	☐	WITHHOLD AUTHORITY
Larry D. Kelley	☐	FOR	☐	WITHHOLD AUTHORITY
D. Paul Regan	☐	FOR	☐	WITHHOLD AUTHORITY
Timothy B. Nyman	☐	FOR	☐	WITHHOLD AUTHORITY
Ronald A. Cohan	☐	FOR	☐	WITHHOLD AUTHORITY
2.	To ratify the appointment of Macias, Gini & O’Connell LLP as the Company’s independent registered accounting firm for the 2009 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve and amend the Bylaws to increase the minimum number of authorized directors and to increase the maximum number of authorized directors on the Company’s Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated:                                         , 2009
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